UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2011

O’REILLY AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)

Missouri	000-21318	27-4358837
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

233 South Patterson
Springfield, Missouri 65802
(Address of principal executive offices, Zip code)

(417) 862-6708
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On February 28, 2011, John Murphy, a member of the Board of Directors of O’Reilly Automotive, Inc. (“the Company”), established a plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the trading of the Company’s common stock.  The plan provides for option exercises and subsequent sales of specified share amounts at specific market prices, subject to specified limitations.  The plan was established for the purpose of facilitating the exercise and subsequent sale of stock options with a seven-year contractual life that are due to expire in April of 2013 and 2014.  The plan was established during the Company’s unrestricted trading window and at a time when Mr. Murphy was not in possession of material, non-public information about the Company.  Mr. Murphy has informed the Company that he will publicly disclose, as required by federal securities laws, any option exercises and stock sales made under this plan.

On March 1, 2011, Michael D. Swearengin, Senior Vice-President of Merchandise of the Company, established a plan in accordance with Rule 10b5-1 of the Exchange Act, for the trading of the Company’s common stock.  The plan provides for option exercises and subsequent sales of specified share amounts at specific market prices, subject to specified limitations.  The plan was established for the purpose of facilitating the exercise and subsequent sale of stock options with a ten-year contractual life that are due to expire in January of 2012.  The plan was established during the Company’s unrestricted trading window and at a time when Mr. Swearengin was not in possession of material, non-public information about the Company.  Mr. Swearengin has informed the Company that he will publicly disclose, as required by federal securities laws, any option exercises and stock sales made under this plan.

On March 2, 2011, Charles H. O’Reilly, Jr., a member of the Board of Directors of the Company, established a plan in accordance with Rule 10b5-1 of the Exchange Act, for the trading of the Company’s common stock.  The plan provides for the sales of specified share amounts indirectly owned by Mr. O’Reilly at specific market prices, subject to specified limitations.  The plan was established for the purpose of diversifying Mr. O’Reilly’s investment portfolio.  The plan was established during the Company’s unrestricted trading window and at a time when Mr. O’Reilly was not in possession of material, non-public information about the Company.  Mr. O’Reilly has informed the Company that he will publicly disclose, as required by federal securities laws, any stock sales made under this plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2011	O’REILLY AUTOMOTIVE, INC.

	By:	/s/ Thomas McFall
Thomas McFall
Executive Vice President of Finance and Chief Financial Officer (principal financial and accounting officer)